UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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OPTEUM INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3305 Flamingo Drive,Vero Beach, Florida, 32963

April 4, 2007

Dear Stockholder,

     You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Opteum Inc. to be held at 8:00 a.m., local time, on April 30, 2007, at the Holiday Inn, 3348 Ocean Drive, Vero Beach, Florida. We look forward to greeting personally those stockholders that will be able to attend.

     The following pages include a formal Notice of Annual Meeting of Stockholders and the Proxy Statement describing the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of the company by voting on the matters described in the Proxy Statement. If you plan to attend the meeting in person, please detach the admission ticket from your enclosed proxy card and bring it with you to the meeting.

     Your vote is important. Whether you plan to attend the meeting in person or not, we hope you will vote your shares as soon as possible. Please either sign and return the accompanying card in the postage-paid envelope or instruct us by telephone or via the Internet as to how you would like your shares voted. Instructions are on the enclosed proxy card. This will ensure representation of your shares if you are unable to attend. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

Sincerely,

Jeffrey J. Zimmer
Chairman, President and Chief Executive Officer

OPTEUM INC.
3305 Flamingo Drive
Vero Beach, Florida 32963

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 30, 2007

To Our Stockholders:

     We will hold the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Opteum Inc. (the “Company”) at the Holiday Inn, 3384 Ocean Drive, Vero Beach, Florida, on Monday, April 30, 2007, at 8:00 a.m., local time, for the following purposes:

1.	To elect two Class I directors, each to serve until the 2010 Annual Meeting of Stockholders; and

2.	To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007; and

3.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed March 2, 2007, as the record date for the Annual Meeting. Only holders of record of the Company’s Class A Common Stock and Class B Common Stock as of that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten calendar days prior to the Annual Meeting, between the hours of 8:30 a.m. and 4:30 p.m., local time, at our corporate offices located at 3305 Flamingo Drive, Vero Beach, Florida 32963.

     Admission to the Annual Meeting will be by admission ticket only. If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting.

     If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

By Order of the Board of Directors,

J. Christopher Clifton
Senior Vice President, General Counsel,
Chief Compliance Officer & Secretary

Vero Beach, Florida
April 4, 2007

OPTEUM INC.
3305 Flamingo Drive
Vero Beach, Florida 32963
(772) 231-1400

PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 30, 2007

This Proxy Statement is being furnished to the holders of Class A Common Stock and Class B Common Stock of Opteum Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the 2007 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Holiday Inn, 3384 Ocean Drive, Vero Beach, Florida, on Friday, April 30, 2007, at 8:00 a.m., local time, or at any postponement or adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting.

This Proxy Statement and the enclosed proxy card or voting instruction form are being mailed to stockholders on or about April 4, 2007. If the enclosed proxy card or voting instruction form is executed and returned, it nevertheless may be revoked by the stockholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A stockholder who attends the Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired.

Admission to the Annual Meeting will be by admission ticket only. If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting. If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

Unless revoked or unless contrary instructions are given, each proxy card that is properly signed, dated and returned prior to the start of the Annual Meeting will be voted as indicated on the proxy card and if no indication is made, each such proxy card will be deemed to grant authority to vote, as applicable:

(1)	Proposal 1: FOR the election of each Class I director nominee, each to serve until the 2010 Annual Meeting of Stockholders (the “Election Proposal”);

(2)	Proposal 2: FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007; and

(3)	At the discretion of the persons named in the enclosed Proxy Card, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER THE ELECTION PROPOSAL AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007.

FREQUENTLY ASKED QUESTIONS

When and where is the Annual Meeting?

The Annual Meeting will be held at the Holiday Inn, 3384 Ocean Drive, Vero Beach, Florida, on Monday, April 30, 2007, at 8:00 a.m., local time.

Why am I receiving these proxy materials?

You are receiving these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the 2007 Annual Meeting of Stockholders.

If your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as of the close of business on March 2, 2007, you are considered a stockholder of record, and we have sent you this Notice of Annual Meeting and Proxy Statement, together with the enclosed proxy card and 2006 Annual Report.

If your shares were held in the name of a bank, brokerage account or other nominee as of the close of business on March 2, 2007, you are considered a beneficial owner of the shares held in street name. Your bank, broker or other nominee has sent you this Notice of Annual Meeting and Proxy Statement, together with the enclosed vote instruction form and 2006 Annual Report.

You have the right to direct your bank, broker or other nominee on how to vote your shares by completing and returning the vote instruction form or by following the voting instructions provided to vote on the Internet or by telephone.

What am I voting on?

You are voting on two proposals. Details of each proposal are included in the next section entitled “Matters to Be Considered at the Annual Meeting.”

  Proposal 1: To elect two Class I directors (Kevin L. Bespolka and W. Christopher Mortenson), each to serve until the 2010 Annual Meeting of Stockholders; and

  Proposal 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007.

What are the recommendations of the Board of Directors on how I should vote my shares?

The Board recommends that you vote your shares as follows:

  Proposal 1: FOR the election of each of the Class I director nominees, each to serve until the 2010 Annual Meeting of Stockholders; and

  Proposal 2: FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007.

What are my choices when voting?

  Proposal 1: You may cast your vote in favor of the election of either or both nominees or you may withhold authority to vote for either or both nominees.

  Proposal 2: You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting your shares.

How will my shares be voted if I do not specify how they should be voted?

The Board of Directors is asking for your proxy. Giving your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. If you sign and return the enclosed proxy card, but do not specify how to vote, we will vote your shares as follows:

  Proposal 1: FOR the election of each Class I director nominee, each to serve until the 2010 Annual Meeting of Stockholders.

  Proposal 2: FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007.

How do I vote?

You may vote your shares by any one of the following methods:

  By mail: Mark your votes, sign and return the proxy card or vote instruction form in the postage paid envelope provided.

  By Internet: Log onto the website indicated on your proxy card or vote instruction form.

  By telephone: Call the toll-free number shown on your proxy card or vote instruction form and follow the voice prompts.

  You may attend the Annual Meeting in person and use a ballot to cast your vote.

If you vote by the Internet or by telephone, you do not need to send in the proxy card or vote instruction form. The deadline for Internet and telephone voting will be 11:59 PM, Eastern Time, on April 27, 2007. If your shares are held in the name of a bank, broker or other nominee, and you wish to vote your shares at the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must bring with you to the meeting to exchange for a ballot.

What vote is needed for the proposals to be adopted?

As of the record date, March 2, 2007, there were 24,556,219 shares of the Company’s Class A Common Stock and 319,388 shares of the Company’s Class B Common Stock issued and outstanding, representing the only classes of voting stock of the Company issued and outstanding as of such date. Each holder of Class A Common Stock and each holder of Class B Common Stock is entitled to cast one vote per share of Class A Common Stock or Class B Common Stock held on each matter that properly comes before the Annual Meeting.

  Quorum: In order to conduct the Annual Meeting, the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is required. This is referred to as a quorum. If you submit a properly executed proxy card or vote by telephone or by Internet, you will be considered part of the quorum. Proxy cards marked as abstaining and broker non-votes on any proposal to be acted on by stockholders will be treated as present at the Annual Meeting for purposes of a quorum.

  Proposals: Other than the election of directors, more than one-half of the shares present either in person or by proxy and entitled to vote at the Annual Meeting must vote for a proposal for it to be adopted. Directors are currently elected by a plurality, and the two nominees who receive the most votes will be elected.

Who will count and certify the votes?

Representatives of ADP Investor Communication Services, Inc. and our corporate secretary and treasurer will count the votes and certify the election results. The results will be published in our Quarterly Report on Form 10-Q for the second quarter of 2007.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts registered with our transfer agent or with stock brokers or other nominees. Please complete and provide your voting instructions for all proxy cards and voting instruction cards that you receive.

Will my shares be voted if I do not sign and return my proxy card?

Possibly. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may either use its discretion to vote your shares on “routine matters” (such as election of directors and ratification of auditors) or leave your shares unvoted. For any “non-routine matters” considered at the meeting, your broker or other nominee would not be able to vote on such matters. We encourage you to provide instructions to your nominee by completing the instruction card or proxy that it sends to you. This will ensure that your shares are voted at the Annual Meeting as you direct.

How can I change my vote?

You have the right to revoke your proxy at any time before the Annual Meeting. If you are a holder of record, you may contact our corporate secretary and request that another proxy card be sent to you. Alternatively, you may use the Internet or the telephone to re-vote your shares, even if you mailed the proxy card. The latest-dated, properly completed proxy that you submit, whether through the Internet, by telephone or by mail will count as your vote. Please note that if you re-vote your shares by mail, your revote will not be effective unless it is received by our corporate secretary prior to the start of the Annual Meeting. If your shares are held in street name, you must contact your bank, broker or other nominee and follow their procedures for changing your vote instructions.

How can I attend the annual meeting?

Admission to the Annual Meeting is limited to stockholders who are eligible to vote or their authorized representatives. If you are a holder of record and wish to attend the Annual Meeting, tear off the Admission Ticket attached to the top half of your proxy card and bring it and a photo ID with you to gain admission to the meeting.

If your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Annual Meeting, you must bring other proof of ownership, such as an account statement, that clearly shows that you held Opteum Inc. common stock on the record date, or a legal proxy obtained from your bank, broker or other nominee. You must also bring a photo ID. Alternatively, you may obtain an admission ticket by sending your request and a copy of your proof of ownership to our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

No cameras, recording equipment, electronic devices, large bags, backpacks, briefcases or packages will be permitted in the meeting room or adjacent areas, and other items will be subject to search.

Can I view or receive these materials electronically?

This Proxy Statement and our 2006 Annual Report are available online at www.opteum.com. From the home page, select the Investor Information tab and then the Investor Overview link to view or download the materials.

If you hold your shares in street name, you must contact your bank, broker or other nominee to consent to electronic delivery. By choosing to access your proxy materials electronically in the future, you will save the company the cost of printing and mailing these documents to you and help conserve natural resources.

How do I obtain a copy of materials related to corporate governance?

Our Corporate Governance Guidelines, charters of each standing committee of our Board of Directors, our Code of Business Conduct and Ethics, our Code of Ethics for Senior Financial Officers and other materials related to our corporate governance are published on the Corporate Governance section of our website at www.opteum.com. In addition, this information is available in print to any stockholder who requests it by contacting our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Who are the proxy solicitors and what are the solicitation expenses?

Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We can ask for proxies through the mail or personally by telephone or the Internet. We may use directors, officers and regular employees of the Company to ask for proxies. These people do not receive additional compensation for these services. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock held of record by them.

How can I submit a proposal for consideration at the 2008 Annual Meeting?

To be considered for the 2008 Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. No proposal can be included in our proxy statement for the 2008 Annual Meeting of Stockholders unless it is received by our corporate secretary no later than November 23, 2007. The proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Any stockholder whose proposal is not included in our proxy statement relating to the 2008 Annual Meeting of Stockholders and who intends to present a matter for consideration at such meeting must give notice to our corporate secretary in accordance with Section 1.11 of our Amended and Restated Bylaws and such matter must otherwise be a proper matter for stockholder action. For our 2008 Annual Meeting of Stockholders, any such notice must be received by our corporate secretary no later than March 1, 2008, and no earlier than January 31, 2008.

How can I recommend someone as a candidate for director?

A stockholder who wishes to recommend a candidate for director of the Company may write to Chair, Corporate Governance and Nominating Committee of the Board of Directors, c/o our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

To be effective for consideration at the 2008 Annual Meeting of Stockholders, the recommendation must be received by our corporate secretary no later than March 1, 2008, and no earlier than January 31, 2008 and must include information about the nominating stockholder and the nominee required to be included in a proxy statement under the rules of the Securities and Exchange Commission.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: TO ELECT TWO CLASS I DIRECTORS, EACH TO SERVE UNTIL THE 2010 ANNUAL MEETING OF STOCKHOLDERS.

Two directors are nominated for election as Class I directors, each to serve until the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or until their earlier retirement, death or resignation. It is intended that the shares represented by each proxy will be voted for the nominees for director set forth below, each of whom is an incumbent, or for any substitute nominee or nominees designated by our Board of Directors in the event any nominee or nominees become unavailable for election. The principal occupations of, and certain other information regarding, the nominees and our continuing directors, as of February 9, 2007, are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF EACH DIRECTOR NOMINEE.
____________________

Class I Director Nominees — Term Expires in 2010
____________________

KEVIN L. BESPOLKA, 44, has been a director of the Company since its inception in 2003. He is currently a Managing Director of Old Lane Management. In addition, he is the Chief Financial Officer of Kidsnet, a company that has provided safe internet access for children since the beginning of 2000, the year he co-founded the company. From 2005 to 2006, Mr. Bespolka was Managing Director at Dresdner Kleinwort Wasserstein. He worked at Merrill Lynch from 1991 to 1999, first as the global head of non-dollar bond option trading and European fixed income proprietary trading, then as global head of foreign exchange options and proprietary trading and finally as the global co-head of debt proprietary trading. Before joining Merrill Lynch, he worked in the Debt Capital Markets Group at Morgan Stanley, structuring public and private placements of non-standard debt securities. Mr. Bespolka graduated magna cum laude from Swarthmore College in 1984.

W. CHRISTOPHER MORTENSON, 60, has been a director of the Company since May 2004. He is currently a Consultant with Integrated Corporate Relations, a strategic investor relations firm. From 2002 to 2003, he worked as a part-time consultant for DB Capital Venture Partners. He worked at Deutsche Bank Alex Brown from January 1986 to June 2002, first as the head of Software/Services Equity Research, then as a Managing Director and the firm’s Global Software and Services Strategist. From 1980 to 1985, Mr. Mortenson was a senior analyst at Brean Murray Securities. From 1978 to 1980, he was the Chief Financial Officer of Master Design Corp., and he was a principal at Arthur Young & Company from 1970 to 1978. He has served on the boards of IQ Financial Services and Presence OnLine Pty. Mr. Mortenson graduated cum laude from Harvard College in 1968 with a AB in economics and received his MBA in finance from Stanford University in 1970.

____________________

Continuing Class II Directors — Term Expires in 2008
____________________

ROBERT E. CAULEY, 48, has been a director of the Company since its inception in 2003. He is currently Vice Chairman, Senior Executive Vice President, Chief Investment Officer and Chief Financial Officer of the Company and is also one of the Company’s founders. He also serves as Senior Executive Vice President and Co-Head of Capital Markets of the Company’s subsidiary, Opteum Financial Services, LLC. Prior to co-founding the Company, he was Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania, where, from 1996 until September 2003, he served as a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds. From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994, he was a credit analyst in the highly levered firms group and the aerospace group at Barclay’s Bank. Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security. Mr. Cauley, who is a CFA and a CPA, received his MBA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton. Mr. Cauley served in the United States Marine Corps for four years.

PETER R. NORDEN, 52, has been a director and Senior Executive Vice President of the Company since November 2005. He has been the President and Chief Executive Officer of the Company’s subsidiary, Opteum Financial Services, LLC, since 1999 and also serves as its Co-Head of Capital Markets. In 1988, Mr. Norden acquired Olde Towne Mortgage Company, subsequently known as First Town Mortgage Corporation, where he served as President and Chief Executive Officer until it was sold in 1999 to Chase Manhattan Mortgage Corporation. In addition to overseeing OFS, Mr. Norden serves on the Fannie Mae CEO Advisory Board and the GMAC/RFC National Advisory Board. He is also a former President of the Mortgage Bankers Association of New Jersey. Mr. Norden received his BS in Accounting from Fairleigh Dickinson University in 1975.

BUFORD H. ORTALE, 45, has been a director of the Company since its inception in 2003. He is currently President of Sewanee Ventures, a private equity and investment banking firm that he founded in 1996. He has been involved in numerous private equity investments over the years, including start-ups in which he was the original stockholder. His pre-IPO investments include iPayment, Dr. Pepper/Seven Up, Z Tel Technologies, Premiere Technologies, Texas Capital Bancshares, HealthStream and the Company. Mr. Ortale has served on the board of directors of several companies, including Z Tel Technologies, Premiere Technologies, Phyve Corporation and MusicTrust. He currently sits on the boards of NTR Acquisition, InkStop, TerraCerta and The Enliven Partnership. Mr. Ortale began his career with Merrill Lynch’s Merchant Banking Group in New York, and was subsequently a Managing Director with both NationsBanc Capital Markets and Deutsche Bank. Mr. Ortale received an MBA from Vanderbilt University in 1987.

____________________

Continuing Class III Directors — Term Expires in 2009
____________________

MAUREEN A. HENDRICKS, 55, has been a director of the Company since its inception in 2003. She was most recently a Senior Advisory Director at Salomon Smith Barney from 2001 until January 2003. She was the Head of Global Energy and Power Group at Salomon Smith Barney prior to her retirement in 2001. She was also formerly the Head of Global Capital Markets, Corporate Fixed Income—Americas, European Equities, and Structured Finance and the Co-Head of Global Equity Derivatives of JP Morgan Securities. She graduated magna cum laude with an AB degree from Smith College in 1973. She graduated from the Harvard Business School Program for Management Development in 1980. She has been a member of the Board of Directors of Millipore Corporation since 1995 and is a member of the Management Development and Compensation Committee and the Governance Committee of that corporation. She is also a member of the Board of Directors of NTR Acquisition Co. and serves as Chair of the Audit Committee and as a member of the Governance and Nominating Committee of that corporation.

JEFFREY J. ZIMMER, 49, has been the Chairman, President and Chief Executive Officer of the Company since its inception in 2003. He was previously a Managing Director in the Mortgage-Backed and Asset Backed Department at RBS/Greenwich Capital Markets. From 1990 through 2003, he held various positions in the mortgage department at RBS/Greenwich, working closely with some of the nation’s largest mortgage banks, hedge funds, and investment management firms on various mortgage securities investments. He has negotiated terms on, and participated in the completion of, dozens of new underwritten public and privately placed mortgage-backed deals for customers of RBS/Greenwich. Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990. He received his MBA in finance from Babson College in 1983 and a BA in economics and speech communication from Denison University in 1980.

PROPOSAL 2: TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as our independent registered public accounting firm for 2007. Ernst & Young LLP has been regularly engaged to audit the Company’s annual consolidated financial statements and to perform certain audit-related services. The Company anticipates that representatives of Ernst & Young LLP will be present at the Annual Meeting and, while they do not plan to make a statement (although they will have the opportunity to do so if they desire), they will be available to respond to appropriate questions from stockholders.

THE BOARD RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

Service Fees Paid to the Independent Registered Public Accounting Firm

During 2006 and 2005, we retained Ernst & Young LLP to provide services in the following categories and amounts:

	2006	2005
Audit fees[1]	$2,024,648	$582,429
Audit-related fees[2]	35,171	22,676
Tax fees	0	0
All other fees	0	0
Total All Fees	$2,059,819	$605,105

____________________

[1]     Fees related to the audit of the consolidated financial statements, consents, quarterly reviews, consultations concerning financial accounting and reporting standards arising during the audits. These amounts also include fees related to quarterly reviews of restated interim financial statements for the first and second quarters of 2006 and $693,547 in 2006 for the attestation of internal control over financial reporting as required by Sarbanes-Oxley Section 404. This does not include $1,767,897 paid in 2006 and $30,000 paid in 2005 to Crowe Chizek LLP for Sarbanes-Oxley Section 404 consulting work at the Company’s subsidiary, Opteum Financial Services, LLC.

[2]     Fees related to assistance with Sarbanes-Oxley compliance.

Pre-Approval Policies and Procedures of our Audit Committee

The Audit Committee must pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, Ernst & Young LLP, except for any de minimus non-audit services. All services performed by Ernst & Young LLP in 2006 were approved by the Audit Committee.

CORPORATE GOVERNANCE

Board Composition

Opteum’s business, property and affairs are managed under the direction of the Board of Directors. The Board is currently comprised of seven directors, divided into three classes. Terms of the classes are staggered, with one class standing for election each year. The Board is elected by stockholders to oversee management of the company in the long-term interests of all stockholders.

Director Independence

The Board affirmatively determines the independence of each director and nominee for election as a director based, in part, on the categorical director independence standards included as Annex A. The Board has affirmatively determined that each of the following persons is independent within the meaning of Section 303A of the New York Stock Exchange’s Listed Company Manual and has no material relationship with the Company, except as a director and stockholder:

Kevin L. Bespolka

Maureen A. Hendricks

W. Christopher Mortenson

Buford H. Ortale

In addition, based on such standards, the Board has determined that Jeffrey J. Zimmer, Robert E. Cauley and Peter R. Norden are not independent because they are each officers and employees of the Company. Mr. Jason Kaplan, a former director, resigned as a director on November 3, 2006, and was not determined to be independent.

Board Meetings and Committees

The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The charter of each Board committee is available on the Corporate Governance section of our website at www.opteum.com and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Audit	Compensation	Corporate Governance and
Committee	Committee	Nominating Committee
Kevin L. Bespolka+	Kevin L. Bespolka*	Kevin L. Bespolka
Maureen A. Hendricks*+	Maureen A. Hendricks	Buford H. Ortale *
W. Christopher Mortenson+	W. Christopher Mortenson
Buford H. Ortale+

____________________

*	Current Committee Chair.
+	Audit Committee Financial Expert.

During 2006, the Board held fourteen meetings, the Audit Committee held seven meetings, the Corporate Governance and Nominating Committee held three meetings and the Compensation Committee held three meetings. Each director attended, in person or telephonically, all of the meetings of the Board that were held during the period for which such person was a director of the Company. Each director also attended, in person or telephonically, all of the meetings of the Board committees upon which such director served and that were held during the period for which such person was a director of the Company.

Audit Committee

The Audit Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.opteum.com, describes the composition, purposes and responsibilities of the committee. Among other things, the charter provides that the committee will be comprised of at least three directors as appointed by the Board, each of whom shall meet the independence and audit committee composition requirements under the rules and regulations of the New York Stock Exchange as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee.

The functions of the committee are primarily to review with our independent registered public accounting firm and our internal auditors their respective reports concerning audit findings related to the Company’s annual and quarterly financial statements, internal controls and procedures and disclosure controls and procedures. The committee also appoints our independent registered public accounting firm and assists the Board in oversight of our compliance with legal and regulatory requirements related to financial reporting matters.

The Board has determined that each member of the Audit Committee, including the Chair of the committee, Mrs. Maureen A. Hendricks, is an “audit committee financial expert” within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. At each meeting, the Audit Committee met in executive session without management present.

Transactions with Related Persons

Pursuant to its committee charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving related person transactions. Related person transactions include those transactions required to be disclosed by Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. Item 404 requires disclosure of any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest. The term “related person” is defined in Item 404 and includes the Company’s directors, nominees for director, executive officers and each of their respective immediate family members, as well as any person that beneficially owns more than 5% of any class of the Company’s voting stock and each such person’s immediate family members, where applicable.

In fulfilling its responsibility, the Audit Committee will review the relevant facts of each related person transaction or series of related transactions and either approve, ratify or disapprove such transaction or transactions. The Audit Committee will take into account such factors as it deems necessary or appropriate in deciding whether to approve, ratify or disapprove any related person transaction, including any one or more of the following:

  The terms of the transaction;

  The benefits to the Company of the transaction;

  The availability of other sources for comparable products or services;

  The terms available to unrelated third parties or to employees generally; and

  The impact on a director’s independence in the event that such director is a party to the transaction or such director, an immediately family member of such director, or an entity in which such director is an executive officer or has a direct or indirect material interest is a party to the transaction.

No director may participate in any consideration or approval of a related person transaction with respect to which such director or any of such director’s immediate family members is the related person or has a direct or indirect material interest. Related person transactions will only be approved if they are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders.

On an annual basis, the Company solicits information from each of the Company’s directors and executive officers to identify related person transactions. If a related person transaction that has not been previously approved or previously ratified is identified, the Audit Committee will promptly consider all of the relevant facts. If the transaction is ongoing, the Audit Committee may ratify or request the rescission, amendment or termination of the related person transaction. If the transaction has been completed, the Audit Committee may seek to rescind the transaction where appropriate and may recommend that the Board or the Company take appropriate disciplinary action where warranted. In addition, the Audit Committee will generally review any ongoing related person transactions on an annual basis to determine whether to continue, modify or terminate such related person transactions.

During 2006, the Company’s subsidiary received aggregate payments of $1.6 million from Southstar Funding, LLC (“Southstar Funding”) primarily in exchange for the performance of certain interim loan servicing functions. Southstar Funding is fifty percent owned by Southstar Partners, LLC (“Southstar Partners”). Mr. Norden owns a 28.85608% membership interest in Southstar Partners. Mr. Kaplan, a former director, owns a 8.51484% membership interest in Southstar Partners and also serves on the Board of Managers of Southstar Funding. As of December 31, 2006, amounts due to the Company’s subsidiary from Southstar Funding totaled $0.3 million and no amounts were owed to Southstar Funding. In addition, no amounts were due or owing to Southstar Partners as of December 31, 2006. Amounts paid for interim loan servicing were determined on an arms-length basis and are comparable to amounts charged to other, unrelated parties. The Audit Committee reviewed and ratified the foregoing transactions.

Compensation Committee

The Compensation Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.opteum.com, describes the composition, purposes and responsibilities of the committee. Among other things, the charter provides that the committee will be comprised of at least two directors as appointed by the Board, each of whom shall meet the independence requirements under the rules and regulations of the New York Stock Exchange as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the committee. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all of the Company’s executive officers, administers the Company’s incentive compensation plans and establishes and reviews general policies relating to compensation and benefits of the Company’s employees. Recommendations regarding compensation of other non-executive officers are made by our Chief Executive Officer.

The Compensation Committee has the sole authority under its charter to select, retain and terminate a compensation consultant and to approve the consultant’s fees and other retention terms. The Compensation Committee did not engage any compensation consultants during 2006. Rather, the Compensation Committee reviewed certain informational resources provided by the Company’s management. In 2006, meetings of the Compensation Committee were regularly attended by a representative of the Company’s outside counsel. At each meeting, the Compensation Committee met in executive session without management present.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2006 an officer or employee of the Company or any of the Company’s direct or indirect subsidiaries nor is any such person a former officer of the Company or any of the Company’s direct or indirect subsidiaries. In addition, no executive officer of the Company serves as a director or member of the compensation committee of any entity that has one or more executive officers serving as a director of the Company.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.opteum.com, describes the composition, purposes and responsibilities of the committee. Among other things, the charter provides that the committee shall be comprised of at least two directors as appointed by the Board, each of whom shall meet the independence requirements under the New York Stock Exchange listing standards as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the committee. The charter also provides that the committee shall be responsible to identify and recommend to the Board of Directors persons to be nominated by the Board to stand for election as directors at each Annual Meeting of Stockholders and persons to be elected by the Board to fill any vacancy or vacancies in its number. The committee also recommends to the Board actions to be taken regarding the structure, organization and functioning of the Board, and the persons to serve as members of the standing committees of, and other committees appointed by, the Board. The charter gives the committee the responsibility to develop and recommend corporate governance guidelines to the Board, and to recommend to the Board the process and criteria to be used in evaluating the performance of the Board and to oversee the evaluation of the Board. At each meeting, the Corporate Governance and Nominating Committee met in executive session without management present.

In identifying potential candidates for Board membership, the Corporate Governance and Nominating Committee may consider candidates proposed by management, but is not required to do so. The committee also relies on suggestions and recommendations from current directors and stockholders and does not distinguish nominees recommended by stockholders from other nominees. A stockholder who wishes to recommend a candidate for director of the Company may write to Chair, Corporate Governance and Nominating Committee of the Board of Directors, in care of our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

In evaluating candidates for members of the Board, the Corporate Governance and Nominating Committee has not established specific minimum qualification standards, but rather takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Lead Independent Director

On the recommendation of the Corporate Governance and Nominating Committee, the Company’s independent directors meet in regularly scheduled executive sessions without management present. The Board has established the position of Lead Independent Director, and the Company’s independent directors have elected Maureen A. Hendricks to serve in that position. In her role as Lead Independent Director, Mrs. Hendricks’ responsibilities include:

  scheduling, setting agendas for and serving as the presiding director of all independent director sessions;

  facilitating communications between the independent directors and management; and

  acting as a point of contact for persons who wish to communicate with the independent directors.

In their discretion, the independent directors may select another independent director to serve as presiding director for a particular session.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines. These guidelines are revised from time to time to better address new or changing needs and regulatory requirements. The Corporate Governance Guidelines may be accessed from the Corporate Governance section of our website at www.opteum.com, and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

The Board has a program for orienting new directors and for providing continuing education for all directors. The Board annually evaluates its own performance and the performance of each of the Board’s committees. The evaluation process is coordinated by the Corporate Governance and Nominating Committee and consists of committee self-evaluations and a full board self-evaluation. The committee self-evaluations consider whether and how well each committee has performed the responsibilities listed in its charter. The full Board evaluations consider the committee self-evaluations, as well as the functioning and effectiveness of the Board.

Corporate Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to all officers, directors and employees of the Company and its subsidiaries. The Company has also adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company’s Code of Business Conduct and Ethics and the Company’s Code of Ethics for Senior Financial Officers may be accessed from the Corporate Governance section of our website at www.opteum.com, and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. The Company intends to disclose any waivers from, or amendments to, our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers required to be disclosed by applicable law or New York Stock Exchange listing standards by posting a description of such waiver or amendment on our website at www.opteum.com.

Stockholder Communications

Stockholders and other interested parties may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board or with the non-management directors as a group, by sending a letter to the attention of the appropriate person or persons (which may be marked as confidential) addressed in care of our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. All communications received by our corporate secretary will be forwarded to the intended recipient(s). Any such communications may be made anonymously. In addition, it is the policy of our Board of Directors that directors attend and be available to discuss stockholder concerns at all Annual Meetings of Stockholders. At the 2006 Annual Meeting of Stockholders, each director serving as a member of the Board of Directors at such time was present.

AUDIT COMMITTEE REPORT

In connection with the preparation of the Company’s consolidated financial statements for the period ended December 31, 2006, the Audit Committee:

  Reviewed and discussed the Company’s audited consolidated financial statements with management;

  Discussed with the Company’s independent registered public accounting firm, Ernst & Young LLP, the matters required by Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

  Received the written independence disclosures from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Ernst & Young LLP their independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee:

Kevin L. Bespolka
Maureen A. Hendricks (Chair)
W. Christopher Mortenson
Buford H. Ortale

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement included below with the Company’s management. Based on such review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the period ended December 31, 2006.

The Compensation Committee:

Kevin L. Bespolka (Chair)
Maureen A. Hendricks
W. Christopher Mortenson

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

COMPENSATION OF DIRECTORS

Overview

Directors who are not also employees of the Company are paid compensation in exchange for their service as a director. Director compensation is reviewed periodically by the Board to ensure such compensation is reasonable and appropriate.

Annual Retainer

During 2006, each of the Company’s non-employee directors were entitled to an annual retainer of $95,000. Except for directors that own, through direct ownership or voting control, 50,000 shares or more of the Company’s Class A Common Stock, a minimum of one-half of the compensation paid to the Company’s non-employee directors is required to be paid in the form of shares of the Company’s Class A Common Stock. In addition, each of the Company’s non-employee directors may elect to receive all or a portion of the balance of their director compensation in the form of shares of the Company’s Class A Common Stock. Shares of the Company’s Class A Common Stock are issued under the Company’s 2003 Long-Term Incentive Compensation Plan, and are subject in all respects to the terms thereof. Directors that are also employees of the Company are not separately compensated for their service as directors.

Additional Retainers

In addition to the annual retainer for each non-employee director, non-employee directors were entitled to the following additional retainers during 2006:

Nature of Retainer	Retainer Amount
Audit Committee Chair	$25,000
Corporate Governance and Nominating Committee Chair	$10,000
Compensation Committee Chair	$10,000
Lead Independent Director	$15,000
Secretary of Board Committees	$10,000

During 2006, Mrs. Hendricks served as Audit Committee Chair and Lead Independent Director, Mr. Ortale served as Corporate Governance and Nominating Committee Chair, Mr. Bespolka served as Compensation Committee Chair and Mr. Mortenson served as Secretary of each Board committee.

The following table sets forth the compensation paid to non-employee directors during 2006:

Directors Compensation Table

					Change in
					Pension
					Value and
	Fees				Non-Qualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash[1]	Awards[2]	Awards	Compensation	Earnings	Compensation[3]	Total
K. L. Bespolka	$105,000	$—	$—	$—	$—	$—	$105,000
M. A. Hendricks	$33,750	$101,258	$—	$—	$—	$2,750	$137,758
J. Kaplan[4]	$39,979	$39,992	$—	$—	$—	$1,002	$80,974
W. C. Mortenson	$—	$105,010	$—	$—	$—	$2,214	$107,224
B. H. Ortale	$26,250	$78,756	$—	$—	$—	$2,214	$107,220

____________________

[1]	During 2006, director fees included an annual retainer of $95,000 and additional committee chair retainers. The chair of the Audit Committee received an additional annual retainer of $25,000, while the chairs of the Compensation Committee and the Corporate Governance and Nominating Committee each received an additional annual retainer of $10,000. These fees were paid quarterly and directors were entitled to elect to receive shares of the Company’s Class A Common Stock granted under the Company’s 2003 Long-Term Incentive Plan in lieu of all or any portion of their annual retainer or any committee chair retainer that would otherwise be payable in cash. In addition, except for directors that own, through direct ownership or voting control, 50,000 shares or more of the Company’s Class A Common Stock, a minimum of one-half of the compensation paid to the Company’s non-employee directors is paid in the form of shares of the Company’s Class A Common Stock granted under the Company’s 2003 Long-Term Incentive Plan. During 2006, Mrs. Hendricks received an additional retainer of $15,000 for her service as Lead Independent Director and Mr. Mortenson received an additional retainer of $10,000 for acting as secretary of each committee of the Board. These fees were paid quarterly and Mrs. Hendricks and Mr. Mortenson each received shares of the Company’s Class A Common Stock under the Company’s 2003 Long-Term Incentive Plan in lieu of these additional retainers.

[2]	Amounts in this column represent the expense, rounded to the nearest dollar, recognized for financial statement purposes for the fiscal year ended December 31, 2006, in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of shares of the Company’s Class A Common Stock issued to directors in lieu of any retainer fees that would otherwise be payable in cash. The grant date fair value of shares of the Company’s Class A Common Stock so issued during 2006 to each non-employee director is shown in the accompanying table below entitled “Stock Awards to Non-Employee Directors in Lieu of Cash Payments.”

[3]	Amounts in this column represent the aggregate dollar value of dividends, rounded to the nearest dollar, paid during 2006 in respect of shares of the Company’s Class A Common Stock issued to non-employee directors during 2006 as set forth in the accompanying table below entitled “Stock Awards to Non-Employee Directors in Lieu of Cash Payments.” These amounts are required to be reported in the All Other Compensation column because such amounts are not included in determining the grant date fair value in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of shares of the Company’s Class A Common Stock issued to directors in 2006 in lieu of any retainer fees that would otherwise be payable in cash. Dividends paid during 2006 on shares of the Company’s Class A Common Stock issued to, or purchased by, non-employee directors prior to 2006 are not included in these amounts.

[4]	Mr. Kaplan resigned as a director on November 3, 2006. His director compensation was prorated to the date of his resignation.

Stock Awards to Non-Employee Directors in Lieu of Cash Payments

		Stock
		Awards:
		Number of	Grant Date
		Securities	Fair Value
		Underlying	of Stock
Name	Grant Date	(#)	Awards[1]
M. A. Hendricks	18-Jan-2006	3,479	$33,746
	18-Apr-2006	4,086	$33,750
	18-Jul-2006	1,949	$16,878
	16-Oct-2006	1,998	$16,883
J. Kaplan	18-Jan-2006	1,224	$11,873
	18-Apr-2006	1,438	$11,878
	18-Jul-2006	1,372	$11,882
	16-Oct-2006	516	$4,360
W. C. Mortenson	18-Jan-2006	2,706	$26,248
	18-Apr-2006	3,178	$26,250
	18-Jul-2006	3,032	$26,257
	16-Oct-2006	3,107	$26,254
B. H. Ortale	18-Jan-2006	2,706	$26,248
	18-Apr-2006	3,178	$26,250
	18-Jul-2006	3,032	$26,257

____________________

[1]	Amounts in this column represent the expense, rounded to the nearest dollar, recognized for financial statement purposes for the fiscal year ended December 31, 2006, in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of shares of the Company’s Class A Common Stock issued to directors in lieu of any retainer fees that would otherwise be payable in cash.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Opteum’s philosophy in establishing compensation policies for our executive officers is to implement a competitive compensation program that attracts and retains well-qualified individuals, aligns their interests with those of our stockholders and rewards superior corporate and personal performance. The primary objectives of our compensation policies for executive officers are to:

  Attract and retain executive officers by offering total compensation that is competitive with that offered by similarly situated companies and rewarding outstanding corporate and personal performance;

  Promote and reward the achievement of short-term objectives that our Board of Directors and management believe will lead to long-term growth in stockholder value; and

  More closely align the interests of executive officers with those of our stockholders by utilizing long-term, equity-based incentives.

Principal Components of Executive Compensation

The principal components of our executive compensation program are:

  Base salary;

  Bonuses; and

  Long-term, equity-based incentives.

Mix of Compensation Components

Executive compensation is based on our pay-for-performance philosophy, which emphasizes executive performance measures that correlate closely with the achievement of both shorter-term performance objectives and longer-term stockholder value. To this end, a substantial portion of our executives’ annual and long-term compensation is at-risk. The portion of compensation at-risk generally increases with the executive’s position level. This provides more upside potential and downside risk for more senior positions because these roles have greater influence on the performance of the company as a whole.

Annual Compensation Programs

Our executive officers receive two forms of annual compensation – base salary and bonuses – which together constitute an executive’s total annual compensation. Please note that “total annual compensation,” as discussed in this Compensation Discussion and Analysis, differs from the “Total Compensation” column of the Summary Compensation Table set forth below in that the Summary Compensation Table includes long-term incentive and other forms of compensation that is valued on a basis consistent applicable disclosure requirements. The levels of base salary and bonuses for our executive officers are established annually and are intended to reward the obtainment of strategic business objectives and overall corporate and personal performance, as well as to maintain parity with the competitive market for executives in comparable positions at similarly situated companies.

Base Salary. Effective January 1, 2006, the annual base salaries of Messrs. Zimmer and Cauley were increased to $500,000 and $400,000, respectively, to reflect their obtainment of business objectives in 2005 and to bring their base salaries in closer conformity with those of executives at similarly situated companies. Mr. Norden’s annual base salary of $750,000 is contractually fixed under the terms of his employment agreement with Opteum’s subsidiary, Opteum Financial Services, LLC (“OFS”), that was entered into in connection with Opteum’s acquisition of OFS. Pursuant to the employment agreements of Messrs. Zimmer, Cauley and Norden, any reduction in their base salaries while their respective employment agreements remain in effect would entitle Messrs. Zimmer, Cauley and Norden to seek termination of their respective employment agreements and could result in certain severance payments described below in the section entitled “Potential Payments Upon Termination or a Change of Control.” For 2007, no increases to the base salaries of Messrs. Zimmer, Cauley or Norden have been made or are anticipated due primarily to the Company’s performance during 2006.

Bonuses. Like base salary, annual bonuses generally are intended to reward the obtainment of strategic business objectives and overall corporate and personal performance, as well as to maintain parity with the competitive market for executives in comparable positions at similarly situated companies. Prior to Opteum’s acquisition of OFS in November 2005, Messrs. Zimmer and Cauley received quarterly formula bonus awards paid in cash under the Company’s 2004 Performance Bonus Plan. In 2005, Mr. Zimmer received an aggregate formula bonus of $684,177 and Mr. Cauley received an aggregate formula bonus of $456,118 under the 2004 Performance Bonus Plan. Messrs. Zimmer and Cauley agreed to waive amounts due under the formula bonus for the fourth quarter of 2005 in connection with the determination of their overall 2005 compensation by the Compensation Committee.

Following the acquisition of OFS, the Compensation Committee determined that formula bonus awards under the Company’s 2004 Performance Bonus Plan may lead to unintended outcomes given that it was developed based on the Company’s business model prior to the acquisition of OFS. Accordingly, during 2006, Messrs. Zimmer and Cauley were each awarded cash bonuses in an amount equal to their respective base salaries rather than formula bonuses under the 2004 Performance Bonus Plan. These cash bonuses were paid in four equal quarterly installments during 2006 and represented a reduction from the amounts of formula bonuses paid to Messrs. Zimmer and Cauley in 2005. In 2006, Mr. Norden was paid, and so long as his employment agreement remains in effect will continued to be paid, his contractually fixed, non-discretionary annual cash bonus in the amount of $750,000 payable in four equal quarterly installments.

For 2007, any bonuses awarded to Messrs. Zimmer and Cauley in respect of 2007 corporate and personal performance will be determined solely in the discretion of the Compensation Committee and will not be paid quarterly throughout the course of 2007. Specific quantitative and qualitative performance criteria are expected to be established during 2007 in respect of the 2007 annual bonuses for Messrs. Zimmer and Cauley. Additionally, although annual bonuses have historically been paid in cash, the Compensation Committee may choose to make an equity-based award under the Company’s 2003 Long-Term Incentive Plan in lieu of paying a cash bonus related to 2007 performance for Messrs. Zimmer and Cauley. Pursuant to Mr. Norden’s employment agreement, his annual bonus must be paid in cash.

Long-Term Incentive Compensation

Long-term incentive compensation is an important component of our executive compensation program because it aligns our executives’ financial interests with the interests of our stockholders, encourages our executives to remain with the Company, and motivates our executives’ to increase stockholder value. To accomplish these objectives, the Compensation Committee has granted awards of time-vested phantom shares to Messrs. Zimmer and Cauley, and certain other officers and key employees of the Company and its subsidiaries, under the Company’s 2003 Long-Term Incentive Compensation Plan. These grants are generally made on an annual basis at the beginning of the calendar year and are the only form of equity-based incentive award that has been granted since the Company’s inception. Although Mr. Norden has never been granted any long-term incentive compensation awards, his interests are closely aligned with those of our stockholders by virtue of his direct ownership of approximately 5.5% of Opteum’s outstanding Class A Common Stock.

The number of phantom shares granted to each individual is intended, in part, to correspond to long-term incentive compensation awarded to executives in comparable positions at similarly situated companies. Each phantom share represents the right to receive one share of the Company’s Class A Common Stock upon satisfaction of the vesting conditions applicable to the award. All phantom share awards made to date vest over time, and any shares not vested on the date that an award recipient’s employment with the Company terminates are forfeited.

Unlike stock options, which have never been granted by the Compensation Committee, phantom shares that have been granted by the Compensation Committee have no exercise, strike or base price. As a result, the value that the award recipient ultimately receives upon vesting of a phantom share equals the fair market value of one share of the Company’s Class A Common Stock on the date that the phantom share vests, which may be higher or lower than the fair market value of the Company’s Class A Common Stock on the date the phantom share is granted.

During the vesting period, the recipient may, however, receive payments in respect of dividend equivalent rights to the extent dividend equivalent rights have been granted by the Compensation Committee with a phantom share award. Until a phantom share has vested, a dividend equivalent right entitles a recipient of a phantom share award to receive the equivalent value (in cash or shares of stock) of any dividends declared in respect of the Company’s Class A Common Stock underlying the phantom share if, when and as any such dividends are declared by the Board. Once a phantom share has vested and the recipient has received the underlying share of the Company’s Class A Common Stock, the recipient thereafter will receive actual dividends if, when and as declared by the Board and will no longer receive payments in respect of dividend equivalent rights.

For further information concerning grants of phantom shares in 2006 to our executive officers, please refer to the “Grants of Plan-Based Awards” table below. For information concerning unvested phantom shares as of December 31, 2006, held by our executive officers, please refer to the “Outstanding Equity Awards at Fiscal Year-End” table below. For information concerning phantom shares awarded to our executive officers that vested in 2006, please refer to the “Option Exercises and Stock Vested” table below.

Perquisites and Other Benefits

In addition to the annual and long-term compensation described above, executive officers named in the Summary Compensation Table receive certain perquisites and other benefits. Please refer to the “All Other Compensation” table below for further information concerning the nature and amount of these perquisites and other benefits. These perquisites and other benefits are provided to increase the availability of the executives to focus on the business of the enterprise or because we believe they are important to our ability to attract and retain qualified executive talent. Opteum also provides vacation and other paid holidays to all employees, including the executive officers named in the Summary Compensation Table.

Retirement Savings Plans

The Company maintains 401(k) savings plans in which each of the executive officers named in the Summary Compensation Table participate. Pursuant to the terms of these plans, each of our executive officers receive Company matching contributions on the same terms available to other employees. The Company does not maintain any tax-qualified or nonqualified defined benefit pension or deferred compensation plans in which any of the named executive officers participate.

Employment Agreements & Change of Control Payments

Each of our executive officers have entered into employment agreements with the Company. For Messrs. Zimmer and Cauley, these agreements provide certain benefits in the event of a change of control of Opteum (as “change of control” is defined in the agreements). These change of control provisions serve to maintain the focus of our executive officers and insure that their attention, efforts and commitment are aligned with maximizing the success of Opteum and stockholder value. These change of control provisions also avoid distractions involving our executive officers that may arise if the Board is ever approached with a possible strategic transaction that could result in a change of control, and encourages continuity of executive management and objective input to the Board if it is considering any such strategic transaction. Please refer to the section below entitled “Potential Payments upon Termination or Change of Control” for further information about potential change of control payments.

Regulatory Considerations

The tax and accounting consequences of utilizing various forms of compensation are generally considered when adopting new or modifying existing compensation programs. For example, the Company has administered its compensation programs, severance plans and change of control agreements in compliance with federal tax rules affecting nonqualified deferred compensation.

Under Section 162(m) of the Internal Revenue Code, publicly-held corporations may not take a tax deduction for compensation in excess of $1 million paid to any of our executive officers during any fiscal year. There is an exception to the $1 million limitation for performance-based compensation meeting certain requirements. To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible under Section 162(m). However, the Compensation Committee may, under appropriate circumstances, consider deductibility under Section 162(m) with respect to compensation arrangements for its executive officers.

Our Policies with Respect to the Granting of Equity Awards

Equity-based awards may be granted by either the Compensation Committee or its delegate. The Compensation Committee has delegated to Mr. Zimmer the authority to grant phantom share awards having an aggregate grant date fair value of up to $750,000 per calendar year to employees who are not executive officers of the Company. All other grants of equity-based awards are made by the Compensation Committee. Equity-based awards granted by the Compensation Committee are generally granted in January or February at a scheduled meeting of the Compensation Committee, and, with the exception of newly hired or promoted employees, no further grants are made for the remainder of the year by the Compensation Committee. Grants of equity-based awards, whether made by the Compensation Committee or Mr. Zimmer, are not made to coincide with, and are not accelerated or delayed on the basis of, the release of material non-public information concerning the Company or the Company’s stock price on any particular day. Stock options have never been granted since the Company’s inception.

Role of Executive Officers in the Compensation Process

Mr. Zimmer participates in the compensation process by providing information to the Compensation Committee on the Company’s financial and strategic objectives. On an annual basis, Mr. Zimmer evaluates the performance of officers reporting directly to him and recommends total annual compensation adjustments for the officers, where appropriate, to the Compensation Committee. Other officers of the Company assist the Compensation Committee in establishing the agenda for Compensation Committee meetings and presenting information at such meetings as requested by the Committee. Such officers may also attend meetings of the Compensation Committee, except for such portions of meetings that are held in regularly conducted executive sessions without members of management present.

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes compensation awarded or paid during 2006 to the Company’s principal executive officer, principal financial officer and the Company’s only other executive officer as determined by the Company’s Board of Directors based upon Rule 3b-7 under the Securities Exchange Act of 1934, as amended. These individuals constitute all of the Company’s executive officers and are referred to as the Company’s named executive officers.

Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
Name and						Non-Equity	Deferred
Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary[1]	Bonus[2]	Awards[3]	Awards	Compensation	Earnings	Compensation[4]	Total
Jeffrey J. Zimmer,	2006	$ 500,000	$ 500,000	$1,614,529	$—	$ —	$ —	$196,119	$2,810,648
Chairman,
President and
Chief Executive
Officer
Robert E. Cauley,	2006	$ 400,000	$ 400,000	$1,076,423	$—	$ —	$ —	$131,586	$2,008,009
Vice Chairman,
Senior Executive
Vice President,
Chief Financial
Officer and
Chief Investment
Officer
Peter R. Norden,	2006	$ 750,000	$ 750,000	$—	$—	$ —	$ —	$58,057	$1,558,057
Senior Executive
Vice President

____________________

[1]	Effective January 1, 2006, the annual salaries of Messrs. Zimmer and Cauley were increased to $500,000 and $400,000, respectively. As required by Mr. Norden’s Employment Agreement, Mr. Norden was paid a salary of $750,000 during 2006. Pursuant to the Employment Agreements of Messrs. Zimmer, Cauley and Norden, any future reduction in these amounts while their respective Employment Agreements remain in effect would entitle Messrs. Zimmer, Cauley and Norden to seek termination of their respective Employment Agreements resulting in certain severance payments described below in the section entitled “Potential Payments Upon Termination or a Change of Control.”

[2]	During 2006, Messrs. Zimmer and Cauley each received quarterly cash bonus payments in lieu of any non-equity incentive plan compensation to which they may have otherwise been granted under the Company’s 2004 Performance Bonus Plan. Amounts for Messrs. Zimmer and Cauley reflect the aggregate of these quarterly bonus payments paid in 2006. As required by Mr. Norden’s Employment Agreement, Mr. Norden was paid an annual non-discretionary cash bonus of $750,000 during 2006. This amount was paid in four equal quarterly installments.

[3]	The amounts in this column reflect the compensation expense recognized for financial statement purposes during the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of all awards of phantom stock granted pursuant to the Company’s 2003 Long-Term Incentive Compensation Plan during or prior to 2006. Of the amounts reported, $349,002 for Mr. Zimmer and $232,667 for Mr. Cauley was attributable to awards granted during January 2006 in respect of 2005 service, and the remainder for each of Messrs. Zimmer and Cauley was attributable to awards granted prior to 2006. The aggregate grant date fair value of each award of phantom stock is determined by reference to the closing price on the New York Stock Exchange of the Company’s Class A Common Stock on the date each award is granted. Assumptions, if any, used in calculating these amounts are set forth in the Notes to the Company’s consolidated financial statements for the year ended December 31, 2006, which are included in our Annual Report on Form 10-K. Compensation expense associated with equity-based awards is generally recognized over the vesting period of the award.

[4]	Represents the total of all other compensation as detailed in the table below entitled “All Other Compensation Table.”

The Company has employment agreements with Messrs. Zimmer, Cauley and Norden. The employment agreements for Messrs. Zimmer and Cauley will automatically renew in April 2007 for an additional one-year period through April 2008 and will thereafter automatically be extended for additional one-year periods unless, not later than six months prior to the termination of the existing term, either party provides written notice to the other party of its intent not to further extend the term. Effective January 1, 2006, the annual base salaries of Messrs. Zimmer and Cauley under each of their respective employment agreements were increased to $500,000 and $400,000, respectively, to reflect their obtainment of business objectives in 2005 and to bring their base salaries in closer conformity with those of executives at similarly situated companies. The employment agreements provide for additional bonuses to be awarded at the discretion of the compensation committee, which shall consider, among other things, whether completion of a capital raising event should result in the payment of a bonus. In addition, subject to approval by the compensation committee, Messrs. Zimmer and Cauley may participate in the Company’s employee benefit plans, including, but not limited to, the 2003 Long Term Incentive Compensation Plan. Under their employment agreements, Messrs. Zimmer and Cauley also receive, at the Company’s expense, an automobile allowance, life insurance in an amount of at least $2,500,000 for Mr. Zimmer and $2,000,000 for Mr. Cauley, long-term disability, medical, vision and dental insurance benefits, and continued coverage under the Company’s group health plans for a period of three years in the event of his death or disability. The Company also pays Messrs. Zimmer and Cauley additional income to reimburse them for personal tax liability associated with certain of these perquisites and insurance benefits. Please refer to the “All Other Compensation Table” below for further information concerning the costs associated with these perquisites and other benefits.

The Company’s subsidiary, Opteum Financial Services, LLC (“OFS”), has an employment agreement with Mr. Norden to serve as Chief Executive Officer and President of OFS and Senior Executive Vice President of the Company. The employment agreement was entered into in connection with Opteum’s acquisition of OFS and terminates in September 2008; provided, however, that the term shall automatically be extended for one-year periods unless, not later than three months prior to the termination of the existing term, either party provides written notice to the other party of its intent not to further extend the term. The employment agreement provides for an annual base salary of $750,000 and an annual non-discretionary bonus of $750,000 payable in four equal installments.

Pursuant to the employment agreements of Messrs. Zimmer, Cauley and Norden, any reduction in their base salaries while their respective employment agreements remain in effect would entitle Messrs. Zimmer, Cauley and Norden to seek termination of their respective employment agreements and could result in certain severance payments described below in the section entitled “Potential Payments Upon Termination or a Change of Control.” This section also describes potential payments that may become due in the event of a change of control of the Company. For 2007, no increases to the base salaries of Messrs. Zimmer, Cauley or Norden have been made or are anticipated due primarily to the Company’s performance during 2006.

Under the Company’s 2003 Long-Term Incentive Compensation Plan, the Compensation Committee granted to Mr. Zimmer 186,500 phantom shares in June 2004, 110,000 phantom shares in February 2005, 110,000 phantom shares in January 2006 and 0 phantom shares to date in 2007. These phantom shares vest on a quarterly basis and each grant included dividend equivalent rights. Provided that Mr. Zimmer continues his employment with the Company, all of the phantom shares granted in 2004 will have vested by November 15, 2007, and all of the phantom shares granted in 2005 and 2006 will have vested by November 15, 2008.

The Compensation Committee also granted 124,350 phantom shares in June 2004, 73,333 phantom shares in February 2005, 73,333 phantom shares in January 2006 and 0 phantom shares to date in 2007 to Mr. Cauley under the Company’s 2003 Long Term Incentive Compensation Plan. These phantom shares vest on a quarterly basis and each grant included dividend equivalent rights. Provided that Mr. Cauley continues his employment with the Company, all of the phantom shares granted in 2004 will have vested by November 15, 2007, and all of the phantom shares granted in 2005 and 2006 will have vested by November 15, 2008.

The amounts reported in the “Stock Awards” column of the Summary Compensation Table above reflect the compensation expense recognized for financial statement purposes during the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of all awards of phantom stock granted pursuant to the Company’s 2003 Long-Term Incentive Compensation Plan during or prior to 2006 as described in the preceding two paragraphs. Of the amounts reported, $349,002 for Mr. Zimmer and $232,667 for Mr. Cauley was attributable to awards granted during January 2006 in respect of 2005 service, and the remainder for each of Messrs. Zimmer and Cauley was attributable to awards granted prior to 2006.

The Company does not maintain a pension plan or nonqualified deferred compensation plan in which any of the named executive officers participate. Also, the Company has never granted stock options.

All Other Compensation Table

	Perquisites				Other Compensation
		Health &						2006 Dividends
		Dental	Disability		Savings Plan	Life	Tax	and Dividend
	Automobile	Insurance	Insurance		Matching	Insurance	Gross-Up	Equivalent
NAME	Allowance[1]	Premiums[2]	Premiums[3]	Other[4]	Contributions[5]	Premiums[6]	Payments[7]	Rights[8]	Total
J. J. Zimmer	$9,600	$3,551	$10,200	$3,060	$8,800	$3,710	$13,485	$143,713	$196,119
R. E. Cauley	$9,600	$3,551	$2,528	$2,560	$8,800	$4,910	$9,772	$89,865	$131,586
P. R. Norden	$29,400	$—	$—	$—	$3,520	$—	$25,137	$—	$58,057

____________________

[1]	Amounts in this column reflect the actual dollar amount paid by the Company as reimbursement of automobile expenses, exclusive of any tax gross-up payments. Effective December 2006, Mr. Norden’s automobile allowance was reduced to $800 per month, exclusive of any tax gross-up payments.

[2]	Amounts in this column reflect the actual dollar amount paid by the Company on behalf of the executive for health and dental insurance premiums, exclusive of any tax gross-up payments, in excess of the percentage of such premiums paid by Company for all salaried employees generally.

[3]	Amounts in this column reflect the actual dollar amount paid by the Company on behalf of the executive for disability insurance premiums, exclusive of any tax gross-up payments.

[4]	Amounts in this column reflect the aggregate incremental cost to the Company of tax return preparation and automobile related services.

[5]	Amounts in this column reflect Company matching contributions under the Company’s 401(k) savings plans.

[6]	Amounts in this column reflect the actual dollar amount paid by the Company on behalf of the executive for life insurance premiums, exclusive of any tax gross-up payments.

[7]	Amounts in this column reflect the additional income paid by the Company to reimburse the executive for personal taxes on certain perquisites, including automobile allowances and disability and life insurance premiums.

[8]	Amounts in this column represent the aggregate dollar value of dividends and dividend equivalent rights, rounded to the nearest dollar, paid during 2006 in respect of phantom shares granted during 2006 as set forth in the accompanying table below entitled “Grants of Plan-Based Awards.” These amounts are required to be reported in the All Other Compensation column of the accompanying table above entitled “Summary Compensation Table” because such amounts are not included in determining the grant date fair value in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of phantom shares granted to executives in 2006. Dividends paid during 2006 on issued and outstanding shares of the Company’s Class A Common Stock and Class B Common Stock that was issued to, or purchased by, an executive prior to 2006 are not included in these amounts.

Grants of Plan-Based Awards

		Estimated Future Payouts			Estimated Future Payouts			All Other
		Under Non-Equity			Under			Stock	All Other
		Incentive Plan Awards			Equity Incentive Plan Awards			Awards:	Option
								Number	Awards:	Exercise	Grant Date
								of	Number of	or Base	Fair Value
								Shares of	Securities	Price of	of Stock
								Stock or	Underlying	Option	and Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)[1]	(#)	($/Sh)	($)[2]
J. J. Zimmer	03-Jan-2006	—	—	—	—	—	—	110,000	—	—	1,008,700
R. E. Cauley	03-Jan-2006	—	—	—	—	—	—	73,333	—	—	672,464
P. R. Norden	—	—	—	—	—	—	—	—	—	—	—

____________________

[1]	Amounts in this column represent the number of shares of the Company’s Class A Common Stock that is issuable upon vesting of phantom shares granted under the Company’s 2003 Long-Term Incentive Compensation Plan during 2006. These phantom shares time vest quarterly over a three year period and are subject to certain forfeiture provisions prior to vesting, but are not subject to any performance-based vesting criteria. For this reason, these amounts are reflected in this column and not the “Estimated Future Payouts Under Equity Incentive Plan Awards” column.

[2]	Amounts in this column represent the aggregate grant date fair value computed in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of awards of phantom stock granted pursuant to the Company’s 2003 Long-Term Incentive Compensation Plan during 2006. The aggregate grant date fair value of each award of phantom stock is determined by reference to the closing price on the New York Stock Exchange of the Company’s Class A Common Stock on the date each award is granted. Assumptions, if any, used in calculating these amounts are set forth in the Notes to the Company’s consolidated financial statements for the year ended December 31, 2006, which are included in our Annual Report on Form 10-K. Compensation expense associated with equity-based awards is generally recognized over the vesting period of the award.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
			Equity						Equity Incentive
			Incentive					Equity Incentive	Plan Awards:
			Plan Awards:				Market	Plan Awards:	Market or
	Number of	Number of	Number of			Number of	Value of	Number of	Payout
	Securities	Securities	Securities			Shares	Shares or	Unearned	Value of
	Underlying	Underlying	Underlying			or Units of	Units of	Shares, Units or	Unearned
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Other Rights	Shares, Units or
	Options	Options	Unearned	Exercise	Option	Have	Have	That Have Not	Other Rights
	(#)	(#)	Options	Price	Expiration	Not Vested	Not Vested	Vested	Not Vested
Name	Exercisable	Unexercisable	($)	($)	Date	(#)[1]	($)[2]	(#)	($)
J. J. Zimmer	—	—	—	—	—	186,798	1,419,665	—	—
R. E. Cauley	—	—	—	—	—	124,399	945,432	—	—
P. R. Norden	—	—	—	—	—	—	—	—	—

____________________

[1]	Amounts in this column represent the number of shares of the Company’s Class A Common Stock that is issuable upon vesting of phantom shares that were granted under the Company’s 2003 Long-Term Incentive Compensation Plan and that remain unvested as of December 31, 2006. These phantom shares time vest quarterly and are subject to certain forfeiture provisions prior to vesting, but are not subject to any performance-based vesting criteria. For this reason, these amounts are reflected in this column and not the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column. For Mr. Zimmer, 120,804 phantom shares will be fully vested by November 15, 2007, and the remaining 65,994 phantom shares will be fully vested by November 15, 2008. For Mr. Cauley, 80,400 phantom shares will be fully vested by November 15, 2007, and the remaining 43,999 phantom shares will be fully vested by November 15, 2008.

[2]	Payout value is based on the $7.60 closing price of the Company’s Class A Common Stock on the New York Stock Exchange on December 29, 2006, and assumes that the time-based vesting criteria of all phantom shares unvested as of December 31, 2006, will be satisfied.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)[1]
Jeffrey J. Zimmer	—	—	120,800	1,020,156
Robert E. Cauley	—	—	80,200	677,289
Peter R. Norden	—	—	—	—

____________________

[1]	Amounts in this column represent the aggregate sum for all vesting dates in 2006 of the product of the number of shares acquired on each vesting date and the closing price on the New York Stock Exchange of the Company’s Class A Common Stock on each such vesting date.

Pension Benefits

The Company does not maintain any tax-qualified or nonqualified defined benefit pension plans in which any of the named executive officers participate. Accordingly, the Pension Benefits table otherwise required by Item 402(h) of Regulation S-K has been omitted pursuant to Item 402(a)(5) of Regulation S-K.

Nonqualified Deferred Compensation

The Company does not maintain any nonqualified deferred compensation plans in which any of the named executive officers participate. Accordingly, the Nonqualified Deferred Compensation table otherwise required by Item 402(i) of Regulation S-K has been omitted pursuant to Item 402(a)(5) of Regulation S-K.

POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE OF CONTROL

The qualitative and quantitative information below reflects the amount of compensation to each of the named executive officers in the event of termination of such executive’s employment under several different circumstances. Amounts disclosed assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Potential Payments and Benefits upon Termination Due to Death or Disability

Upon termination of Messrs. Zimmer or Cauley by reason of their death or disability, Mr. Zimmer and Mr. Cauley, as applicable, or their respective estates, beneficiaries, spouses or dependents will be entitled under their respective employment agreements to the following payments and benefits from Opteum:

  a lump-sum payment in an amount equal to any annual salary and other benefits earned and accrued but unpaid prior to the date of termination (and reimbursement of expenses incurred in the ordinary course of business prior to the date of termination);

  for a period of three years after termination of employment, continuing coverage under the Company’s group health plans (but at such costs no higher than as in effect immediately preceding such termination) as would have applied in the absence of such termination;

  an amount equal to the annual bonus that, in the absence of such termination, would have been payable for the fiscal year in which termination occurs, payable at such time as would have applied in the absence of such termination, with such amount to be pro rated based on the number of days in the year preceding termination;

  all outstanding unvested equity-based awards will fully vest, including those set forth in the “Outstanding Equity Awards at Fiscal Year End” table above, but only to the extent any portion of such awards remain unvested at the date of termination; and

  any disability or death benefits as may be provided under the Company’s group benefit plans and arrangements in accordance with their terms.

Upon termination of Mr. Norden by reason of his death or disability, he or his estate, beneficiaries, spouse or dependents will be entitled under his employment agreement to the following payments and benefits from OFS:

  a lump-sum payment in an amount equal to any annual salary, nondiscretionary bonus and other benefits earned and accrued but unpaid prior to the date of termination (and reimbursement of expenses incurred in the ordinary course of business prior to the date of termination);

  for a period of 30 months after termination of employment, continuing coverage under the Company’s group health plans (but at such costs no higher than as in effect immediately preceding such termination) as would have applied in the absence of such termination; and

  any disability or death benefits as may be provided under the Company’s group benefit plans and arrangements in accordance with their terms.

See the Summary Compensation Table above for further information about the annual base salary and bonuses for each of our executive officers during 2006.

Potential Payments and Benefits upon Termination for Cause or without Good Reason

Under the employment agreements of Messrs. Zimmer and Cauley, Opteum may terminate Mr. Zimmer’s and Mr. Cauley’s employment for “cause,” and they may terminate their employment on at least 30 days and not more than 60 days prior written notice to Opteum. In the event of a termination of Mr. Zimmer’s or Mr. Cauley’s employment by Opteum for “cause” or a termination by them of their employment without “good reason,” Mr. Zimmer or Mr. Cauley, as applicable, will be entitled to receive the following payments from Opteum:

  a lump-sum payment in an amount equal to any annual salary and other benefits (including any bonus for a fiscal year completed before termination and awarded but not yet paid, but not any other bonus) earned and accrued but unpaid prior to the date of termination (and reimbursement of expenses incurred in the ordinary course of business prior to the date of termination); and

  in the case of a termination by Mr. Zimmer or Mr. Cauley, as applicable, an amount equal to the annual bonus that, in the absence of such termination, would have been payable for the fiscal year in which termination occurs, payable at such time as would have applied in the absence of such termination, with such amount to be pro rated based on the number of days in the year preceding termination.

All outstanding unvested equity-based awards of Messrs. Zimmer and Cauley as set forth in the “Outstanding Equity Awards at Fiscal Year End” table above will be forfeited to the extent any portion of such awards remain unvested at the date of any termination of their employment for “cause” or without “good reason.”

Under Mr. Norden’s employment agreement, OFS may terminate Mr. Norden’s employment for “cause,” and he may terminate his employment on at least 30 days and not more than 120 days prior written notice to OFS. In the event of a termination of Mr. Norden’s employment by OFS for “cause” or a termination of his employment by him without “good reason,” he will be entitled to receive the following payments from OFS:

  a lump-sum payment in an amount equal to any annual salary, nondiscretionary bonus and other benefits earned and accrued but unpaid prior to the date of termination (and reimbursement of expenses incurred in the ordinary course of business prior to the date of termination);

See the Summary Compensation Table above for further information about the annual base salary and bonuses for each of our executive officers during 2006.

Potential Payments and Benefits upon Termination without Cause or for Good Reason

Under the employment agreements of Messrs. Zimmer and Cauley, if Opteum terminates Mr. Zimmer’s or Mr. Cauley’s employment for any reason other than for “cause,” death or disability or they terminate their respective employment for “good reason,” Mr. Zimmer or Mr. Cauley, as applicable, will be entitled to receive the following payments and benefits from Opteum:

  a lump-sum payment in an amount equal to any annual salary and other benefits (including any bonus for a fiscal year completed before termination, but not any other bonus) earned and accrued but unpaid prior to the date of termination (and reimbursement of expenses incurred in the ordinary course of business prior to the date of termination);

  if (and only if) Mr. Zimmer or Mr. Cauley, as applicable, provides a general release in a form reasonably acceptable to the Company which is or has become irrevocable, Mr. Zimmer or Mr. Cauley, as applicable, will receive a lump-sum payment (the “Additional Severance Payment”) payable within 10 days after termination in an amount equal to 300% of the sum of his then-current annual salary plus the average bonus for the three years ending coincident with or immediately preceding such termination;

  if (and only if) Mr. Zimmer or Mr. Cauley, as applicable, provides a general release in a form reasonably acceptable to the Company which is or has become irrevocable, for a period of three years after termination of employment, continuing coverage under the Company’s group health plans (but at such costs no higher than as in effect immediately preceding such termination) as would have applied in the absence of such termination;

  if (and only if) Mr. Zimmer or Mr. Cauley, as applicable, provides a general release in a form reasonably acceptable to the Company which is or has become irrevocable, an amount equal to the annual bonus that, in the absence of such termination, would have been payable for the fiscal year in which termination occurs, payable at such time as would have applied in the absence of such termination, with such amount to be pro rated based on the number of days in the year preceding termination;

  if (and only if) Mr. Zimmer or Mr. Cauley, as applicable, provides a general release in a form reasonably acceptable to the Company which is or has become irrevocable, at Opteum’s cost (not to exceed $7,500), outplacement services reasonably selected by Opteum; and

  if (and only if) Mr. Zimmer or Mr. Cauley, as applicable, provides a general release in a form reasonably acceptable to the Company which is or has become irrevocable, all outstanding unvested equity-based awards will fully vest, including those set forth in the “Outstanding Equity Awards at Fiscal Year End” table above, but only to the extent any portion of such awards remain unvested at the date of termination.

Had the employment of Messrs. Zimmer and Cauley been terminated effective as of December 31, 2006, for any reason other than for “cause,” death or disability, the Additional Severance Payment would have been $3,035,488 for Mr. Zimmer and $2,290,325 for Mr. Cauley. In addition, the fair market value as of December 31, 2006, of unvested equity-based awards the vesting of which would have been accelerated under such circumstances would have been $1,419,665 and $945,432, respectively, for Messrs. Zimmer and Cauley. Thus, the total value realized by Messrs. Zimmer and Cauley under such circumstances, excluding amounts attributable to earned and accrued (but unpaid) compensation, continuing health insurance coverage and outplacement services, would have been $4,455,153 and $3,235,757, respectively, based on the closing price of Opteum’s Class A Common Stock on December 29, 2006.

Under Mr. Norden’s employment agreement, if OFS terminates Mr. Norden’s employment for any reason other than for “cause,” death or disability or Mr. Norden terminates his employment for “good reason,” he will be entitled to receive the following payments and benefits from OFS:

  a lump-sum payment in an amount equal to any annual salary, nondiscretionary bonus and other benefits earned and accrued but unpaid prior to the date of termination (and reimbursement of expenses incurred in the ordinary course of business prior to the date of termination);

  if (and only if) he provides a general release which is or has become irrevocable, he will receive a cash payment (the “Norden Severance Payment”) payable monthly over the 30-month period with the month following termination in an amount equal to 250% of the sum of his annual salary (as in effect for OFS’s fiscal year immediately before such termination) plus the nondiscretionary bonus (as in effect for OFS’s fiscal year immediately before such termination);

  if (and only if) he provides a general release which is or has become irrevocable, for a period of 30 months after termination of employment, continuing coverage under the group health plans he would have received (but at such costs no higher than as in effect immediately preceding such termination) the absence of such termination; and

  if (and only if) he provides a general release which is or has become irrevocable, at OFS’s cost (not to exceed $7,500), outplacement services reasonably selected by OFS.

Had the employment of Mr. Norden been terminated effective as of December 31, 2006, for any reason other than for “cause,” death or disability, the Norden Severance Payment, which excludes earned and accrued (but unpaid) compensation, continuing health insurance coverage and outplacement services, would have been $3,750,000 payable in 30 monthly installments of $125,000 per month.

Potential Payments and Benefits upon a Change of Control

Under the employment agreements of Messrs. Zimmer and Cauley, if, after a “change of control,” Mr. Zimmer or Mr. Cauley, as applicable, terminates his respective employment for any reason within three months following the change of control, such termination would be deemed to be a termination by him for “good reason.” As a result, Mr. Zimmer or Mr. Cauley, as applicable, would be entitled to receive each of the payments and benefits described above under the heading “Potential Payments and Benefits upon Termination without Cause or for Good Reason,” including the Additional Severance Payment. Accordingly, had the employment of Messrs. Zimmer and Cauley been terminated effective as of December 31, 2006, for any reason within three months following a change of control, the Additional Severance Payment would have been $3,035,488 for Mr. Zimmer and $2,290,325 for Mr. Cauley. In addition, the fair market value as of December 31, 2006, of unvested equity-based awards the vesting of which would have been accelerated under such circumstances would have been $1,419,665 and $945,432, respectively, for Messrs. Zimmer and Cauley. Thus, the total value realized by Messrs. Zimmer and Cauley under such circumstances, excluding amounts attributable to earned and accrued (but unpaid) compensation, continuing health insurance coverage, outplacement services and any tax gross-up payments attributable to excise taxes imposed on “excess parachute payments” discussed below, would have been $4,455,153 and $3,235,757, respectively, based on the closing price of Opteum’s Class A Common Stock on December 29, 2006 (the “Change of Control Payment”).

Under the employment agreements of Messrs. Zimmer and Cauley, the Company has agreed to make an additional tax gross-up payment to Mr. Zimmer or Mr. Cauley, as applicable, if any amounts paid or payable to them under the terms of their respective employment agreements would be subject to the excise tax imposed on certain so-called “excess parachute payments” under Section 4999 of the Internal Revenue Code. However, if a reduction in the payments and benefits that they would otherwise be entitled to under their respective employment agreements of 10% or less would avoid the excise tax, then such payments and benefits will be reduced by such amount, and the Company will not be required to make the tax gross-up payment. Had the employment of Messrs. Zimmer and Cauley been terminated effective as of December 31, 2006, for any reason within three months following a change of control, Messrs. Zimmer and Cauley would have been entitled to receive tax gross-up payments in the amount of $1,083,743 and $808,294, respectively, in addition to their respective Change of Control Payment described above. This outcome occurs, in large part, because Mr. Zimmer and Mr. Cauley received no wages from the Company during 2003 and the Internal Revenue Service regulations require that such fact be taken into account in calculating the amount of any excess parachute payment. In contrast, had the employment of Messrs. Zimmer and Cauley been terminated effective as of January 1, 2007, for any reason within three months following a change of control, no “excess parachute payment” would exist, no excise tax would be due and, as a result, Messrs. Zimmer and Cauley would not have been entitled to receive any of the foregoing tax gross-up amounts. Rather, Messrs. Zimmer and Cauley would have only received their respective Change of Control Payment described above, plus any amounts attributable to earned and accrued (but unpaid) compensation, continuing health insurance coverage and outplacement services.

Executive Employment Agreement Definitions and Restrictive Covenants

Definitions. For purposes of the employment agreements of Messrs. Zimmer, Cauley and Norden, the terms set forth below generally have the meanings described below.

“Cause” under the named executive officers’ employment agreements generally includes (i) conviction of a felony or certain other crimes, (ii) willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement, (iii) repeated failure to adhere to certain directions, policies and practices or to devote required time and efforts to the Company, (iv) certain willful and continued failures to perform properly assigned duties, (v) material breach of certain restrictive covenants, or (vi) certain other breaches of the employment agreement.

“Good reason” under the named executive officers’ employment agreements generally includes (i) the material reduction of authority, duties and responsibilities, the failure to continue as a member of the Company’s Board (or as chairman of the Board, as applicable), or the assignment of duties materially inconsistent with the executive’s positions, (ii) a reduction in salary, (iii) for Messrs. Zimmer and Cauley, the relocation of the executive’s office to more than 25 miles from Vero Beach, Florida, (iv) the Company’s failure to pay certain compensation, (v) the Company’s material and willful breach of the employment agreement and (vi) for Mr. Norden, the material breach of certain provisions set forth in the Company’s agreement pursuant to which it acquired OFS. Conditions otherwise constituting cause or good reason may be subject to specified opportunities to cure.

“Change of control” under the employment agreements of Messrs. Zimmer and Cauley generally includes (i) certain acquisitions of 30% or more of the voting power of the Company’s capital stock by a person or group, (ii) certain consolidations or mergers where the Company’s stockholders do not immediately thereafter own at least 50% of the voting power of the resulting company, (iii) certain sales or other transfers of substantially all of the Company’s assets to a third party or the approval by the Company’s stockholders of a plan of the Company’s liquidation or dissolution, and (iv) certain significant changes in the composition of the Company’s Board of Directors.

Restrictive Covenants. Each named executive officer’s employment agreement also contains confidentiality provisions that apply indefinitely, provisions barring the executive from soliciting any employees or customers of the Company or its affiliates, and non-compete provisions that include, with certain limited exceptions, covenants not to: (i) conduct, directly or indirectly, any business that competes with Opteum or OFS, as applicable, without prior consent or approval, whether such business is conducted by such person individually or as principal, partner, officer, director, consultant, employee, stockholder or manager of any person, partnership, corporation, limited liability company or any other entity; or (ii) own significant interests in any entity that is competitive, directly or indirectly, with any business carried on by the Company or its successors, subsidiaries and affiliates.

Messrs. Zimmer and Cauley are each bound by their respective non-solicitation covenant for so long as they remain an employee of Opteum and its affiliates and for a one-year period thereafter. Mr. Norden is bound by his non-competition covenant for so long as he is an employee of OFS and its affiliates and for a two-year period thereafter.

Messrs. Zimmer and Cauley are each bound by their respective non-competition covenant for so long as they remain an employee of Opteum and its affiliates and for a one-year period thereafter, unless their employment is terminated by the Company without “cause” or by them with “good reason” (in each case, as defined in their respective employment agreement) or by them for any reason after a “change of control” (as defined in their respective employment agreement) of the Company, in which case their covenant not to compete will lapse on the date of their termination. Mr. Norden is bound by his non-competition covenant for so long as he is an employee of OFS and its affiliates and for a two-year period thereafter. Mr. Norden’s non-competition covenant does not lapse.

     OTHER INFORMATION

Security Ownership of Certain Beneficial Owners

As of the close of business on March 7, 2007, there were 25,194,995 shares of the Company’s common stock issued and outstanding, consisting of 24,556,219 shares of Class A Common Stock, 319,388 shares of Class B Common Stock and 319,388 shares of Class C Common Stock. Set forth below is certain information concerning beneficial owners, other than the Company’s directors or executive officers, of more than five percent of the Company’s outstanding common stock:

Amount and
Nature of
Title of	Name and	Beneficial	Percent of
Class	Address of Beneficial Owner	Ownership	Class
Class A	Security Management Company, LLC
Common	One Security Benefit Place
Stock	Topeka, KS 66636-0001	2,314,800 (1)	9.44%(1)

Class A	Sy Jacobs
Common	1 Fifth Avenue
Stock	New York, NY 10003	1,347,124 (2)	5.4%(2)

____________________

(1)	Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2007, Security Management Company, LLC (“Security Management”) reported aggregate beneficial ownership of 2,314,800 shares, or approximately 9.44%, of the Company’s Class A Common Stock as of December 31, 2006. Security Management reported that it possessed sole voting and dispositive power over 2,314,800 shares. Security Management also reported that it did not possess shared voting or shared dispositive power over any shares beneficially owned.

(2)	Based solely on a Schedule 13G filed with the Securities and Exchange Commission on January 22, 2007, Sy Jacobs reported aggregate beneficial ownership of 1,347,124 shares, or approximately 5.4%, of the Company’s Class A Common Stock as of January 22, 2007. Mr. Jacobs reported that he possessed sole voting and sole dispositive power over 40,000 shares and shared voting and dispositive power over 1,307,124 shares.

Security Ownership of Management

Set forth below is information known to the Company regarding the beneficial ownership of the Company’s common stock as of March 7, 2007, by each of the Company’s directors, director nominees and named executive officers, as well as the beneficial ownership of the Company’s common stock by all directors, director nominees and named executive officers as a group. Each person’s beneficial ownership includes:

  all shares the person actually owns (of record or beneficially);

  all shares over which the person has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  all shares the person has the right to acquire within 60 days after March 2, 2007 (such as upon vesting of outstanding phantom shares that are scheduled to vest within such period).
	Name of		Amount and Nature of	Percent of
Title of Class	Beneficial Owner		Beneficial Ownership	Class
Class A
Common Stock
	Jeffrey J. Zimmer	(1)	305,839	1.3%
	Robert E. Cauley		101,728	*
	Peter R. Norden		1,351,088	5.5%
	Kevin L. Bespolka	(2)	87,874	*
	Maureen A. Hendricks	(3)	49,259	*
	W. Christopher Mortenson		24,925	*
	Buford H. Ortale	(4)	151,123	*
	All Directors and Executive Officers as a Group (5)		2,071,836	8.4%

	Name of	Amount and Nature of	Percent of
Title of Class	Beneficial Owner	Beneficial Ownership	Class
Class B
Common Stock
	Jeffrey J. Zimmer	207,602	65.0%
	Robert E. Cauley	111,786	35.0%
	All Directors and Executive Officers as a Group (5)	319,388	100.0%

____________________

*	Holdings represent less than 1% of the issued and outstanding shares of the Company’s Class A Common Stock.

(1)	Includes 10,744 shares of Class A Common Stock owned by members of Mr. Zimmer’s immediate family.

(2)	Includes 6,667 shares of Class A Common Stock owned by members of Mr. Bespolka’s immediate family.

(3)	Includes 8,367 shares of Class A Common Stock owned by the Maureen A. Hendricks Revocable Trust, 8,367 shares of Class A Common Stock owned by the John K. Hendricks Revocable Trust and 5,860 shares of Class A Common Stock owned by members of Mrs. Hendricks’ immediate family.

(4)	Includes 10,000 shares of Class A Common Stock owned by the Ortale Family Foundation.

(5)	None of the shares reported are shares pursuant to which a director or executive officer has a right to acquire ownership within 60 days. Also, to the Company’s knowledge, none of the shares reported are pledged as security.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers are required to file reports of initial ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission and the New York Stock Exchange. To the Company’s knowledge, based solely on a review of copies of such reports filed with the Securities and Exchange Commission and written representations that no other reports were required, the required filings of all such directors and executive officers were filed timely, except as indicated in the table below:

				Number of
Name of Reporting Person	Form Type	Filing Due Date	Actual Filing Date	Transactions
Jeffrey J. Zimmer	Form 4	January 5, 2006	February 14, 2006	1
Robert E. Cauley	Form 4	January 5, 2006	February 14, 2006	1
Maureen A. Hendricks	Form 4	April 21, 2006	April 27, 2006	1
Peter R. Norden	Form 4	February 28, 2006	May 3, 2006	4
Jason Kaplan	Form 4	February 28, 2006	April 27, 2006	3
Jason Kaplan	Form 4	May 2, 2006	May 3, 2006	2
W. Christopher Mortenson	Form 4	April 21, 2006	April 27, 2006	1
Buford H. Ortale	Form 4	April 21, 2006	April 27, 2006	1

2006 Annual Report

The Company’s 2006 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The 2006 Annual Report, however, is not part of the proxy solicitation material. A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission, which includes the Company’s consolidated financial statements for the fiscal year ended December 31, 2006, is contained in the 2006 Annual Report and is available on the Company’s website at www.opteum.com. You may obtain additional copies of our Annual Report on Form 10-K free of charge by directing your request in writing to our corporate secretary at Opteum Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Important Notice Regarding Delivery of Stockholder Documents

In accordance with a notice sent to certain street name stockholders of Voting Stock who share a single address, only one copy of this Proxy Statement and the Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as “house holding,” is designed to reduce the Company’s printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or the Annual Report, he, she or it may contact the Company at 3305 Flamingo Drive, Vero Beach, Florida 32963, (772) 231-1400, and the Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact the Company at the contact information provided above if he, she or it would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of the annual report and proxy statement, you may also request house holding in the future.

Other Matters; Adjournments

So far as is known, no matters other than those described herein are expected to come before the 2007 Annual Meeting of Stockholders. It is intended, however, that the proxies solicited hereby will be voted on any other matters which may properly come before the meeting, or any adjournment thereof, in the discretion of the person or persons voting such proxies unless the stockholder has indicated on the Proxy Card that the shares represented thereby are not to be voted on such other matters. Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of a majority of the shares present in person or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Annual Meeting. If the Annual Meeting is adjourned or postponed for any reason, all proxies will be voted at the reconvened Annual Meeting in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies that have, at that time, effectively been revoked or withdrawn). The Company does not currently intend to seek an adjournment of the Annual Meeting.

Vero Beach, Florida
April 4, 2007

ANNEX A

DIRECTOR INDEPENDENCE STANDARDS

The Company’s Corporate Governance Guidelines provide that a majority of the Company’s directors must be “independent” within the meaning of the listing standards of the New York Stock Exchange as in effect from time to time and each independent director shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Board. No director will qualify as independent unless the Board makes an affirmative determination that the director has no material relationship with the Company. To assist it in making this determination, the Board has adopted as categorical independence standards the following independence criteria set forth in Section 303A.02 of the New York Stock Exchange’s Listed Company Manual and Rule 10A-3 under the Securities Exchange Act of 1934, as amended:

New York Stock Exchange Listed Company Manual
Section 303A.02 Independence Tests

In order to tighten the definition of "independent director" for purposes of these standards:

(a) No director qualifies as "independent" unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Companies must identify which directors are independent and disclose the basis for that determination.

Commentary: It is not possible to anticipate, or explicitly to provide for, all circumstances that might signal potential conflicts of interest, or that might bear on the materiality of a director’s relationship to a listed company (references to "company" would include any parent or subsidiary in a consolidated group with the company). Accordingly, it is best that boards making "independence" determinations broadly consider all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with the listed company, the board should consider the issue not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. However, as the concern is independence from management, the Exchange does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding.

The identity of the independent directors and the basis for a board determination that a relationship is not material must be disclosed in the listed company’s annual proxy statement or, if the company does not file an annual proxy statement, in the company’s annual report on Form 10-K filed with the SEC. In this regard, a board may adopt and disclose categorical standards to assist it in making determinations of independence and may make a general disclosure if a director meets these standards. Any determination of independence for a director who does not meet these standards must be specifically explained. A company must disclose any standard it adopts. It may then make the general statement that the independent directors meet the standards set by the board without detailing particular aspects of the immaterial relationships between individual directors and the company. In the event that a director with a business or other relationship that does not fit within the disclosed standards is determined to be independent, a board must disclose the basis for its determination in the manner described above. This approach provides investors with an adequate means of assessing the quality of a board’s independence and its independence determinations while avoiding excessive disclosure of immaterial relationships.

(b) In addition, a director is not independent if:

(i) The director is, or has been within the last three years, an employee of the listed company, or an immediate family member is, or has been within the last three years, an executive officer,11 of the listed company.

Commentary: Employment as an interim Chairman or CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

(ii) The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

Commentary: Compensation received by a director for former service as an interim Chairman or CEO or other executive officer need not be considered in determining independence under this test. Compensation received by an immediate family member for service as an employee of the listed company (other than an executive officer) need not be considered in determining independence under this test.

(iii) (A) The director or an immediate family member is a current partner of a firm that is the company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company’s audit within that time.

(iv) The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serves or served on that company’s compensation committee.

(v) The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Commentary: In applying the test in Section 303A.02(b)(v), both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the listed company and the director or immediate family member’s current employer; a listed company need not consider former employment of the director or immediate family member.

Contributions to tax exempt organizations shall not be considered "payments" for purposes of Section 303A.02(b)(v), provided however that a listed company shall disclose in its annual proxy statement, or if the listed company does not file an annual proxy statement, in the company’s annual report on Form 10-K filed with the SEC, any such contributions made by the listed company to any tax exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from the listed company to the organization exceeded the greater of $1 million, or 2% of such tax exempt organization’s consolidated gross revenues. Listed company boards are reminded of their obligations to consider the materiality of any such relationship in accordance with Section 303A.02(a) above.
____________________

1 For purposes of Section 303A, the term "executive officer" has the same meaning specified for the term "officer" in Rule 16a-1(f) under the Securities Exchange Act of 1934.

General Commentary to Section 303A.02(b): An "immediate family member" includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions in Section 303A.02(b), listed companies need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

In addition, references to the "company" would include any parent or subsidiary in a consolidated group with the company.

Securities Exchange Act of 1934
Rule 10A-3—Listing Standards Relating to Audit Committees

b.	Required standards.

	1.	Independence.

		i.	Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent; provided that, where a listed issuer is one of two dual holding companies, those companies may designate one audit committee for both companies so long as each member of the audit committee is a member of the board of directors of at least one of such dual holding companies.

		ii.	Independence requirements for non-investment company issuers. In order to be considered to be independent for purposes of this paragraph (b)(1), a member of an audit committee of a listed issuer that is not an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

			A.	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

			B.	Be an affiliated person of the issuer or any subsidiary thereof.

OPTEUM INC.
ATTN: SECRETARY
3305 FLAMINGO DRIVE
VERO BEACH, FL 32963

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Opteum Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Opteum Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	OPTEU1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
OPTEUM INC.

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.
Vote On Directors				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	To elect as Class I Directors of Opteum Inc. the following nominees, each to serve until the 2010 Annual Meeting of Stockholders:
01) Kevin L. Bespolka 02) W. Christopher Mortenson				m	m	m

Vote on Proposal								For	Against	Abstain

2.			To ratify the appointment of Ernst & Young LLP as Opteum Inc.'s independent registered public accounting firm for 2007.					m	m	m

3.			In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Note: Please sign exactly as name appears hereon. When shares are held jointly, both owners must sign. When signing in a representative capacity, please so indicate.

		Yes	No

Please indicate if you plan to attend this meeting.		m	m

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date

Admission Ticket

OPTEUM INC.

2007 Annual Meeting of Stockholders

Monday, April 30, 2007
8:00 a.m.
Holiday Inn
3384 Ocean Drive
Vero Beach, FL

€FOLD AND DETACH HERE€	€FOLD AND DETACH HERE€

OPTEUM INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
April 30, 2007

The stockholder(s) hereby appoint(s) each of Jeffrey J. Zimmer, Robert E. Cauley and J. Christopher Clifton as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Opteum Inc. that the stockholder(s) is/are entitled to vote at the 2007 Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time on April 30, 2007, at the Holiday Inn, 3384 Ocean Drive, Vero Beach, Florida, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL LISTED ON THE REVERSE SIDE .

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)